John Hancock Income Funds
             Supplement to the Prospectus dated September 15, 2005


John Hancock Government Income
John Hancock Investment Grade Bond
John Hancock Strategic Income



On page 18, under the heading "Selling shares", the section "By check" has been deleted.

This change is effective January 31, 2006.




December 5, 2005

INCPS 12/05